Exhibit 10.21

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 to CREDIT AGREEMENT, dated as of May 29, 2014 (this “Amendment”), to the Credit Agreement, dated as of June 20, 2011 (as amended by the Amendment No. 1 and Omnibus Amendment, dated as of October 2011, as amended by the Amendment No. 2, dated as of October 1, 2013 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SHARYLAND PROJECTS, L.L.C., a Texas limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), SOCIÉTÉ GÉNÉRALE, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent for the Financing Parties, THE ROYAL BANK OF SCOTLAND PLC, as Issuing Bank, the Fixed Rate Note Holders and the other Persons from time to time parties thereto. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Required Financing Parties and the Administrative Agent amend the Credit Agreement, as more fully described therein; and

WHEREAS, the Required Financing Parties, the Administrative Agent and the Borrower are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Definition of “First Repayment Date” of the Credit Agreement. The definition of “First Repayment Date” in the Credit Agreement is hereby amended by deleting the stricken text as set forth below:

“First Repayment Date” means the thirtieth (30th) day of March, June, September or December, whichever shall first occur ~~not less than 90 days~~ after the Term Conversion Date.

2. Amendment to Section 7.7(iii) of the Credit Agreement. Section 7.7(iii) of the Credit Agreement is hereby amended by deleting the stricken text as set forth below:

(iii) (x) if the Term Conversion Date occurs in the fourth quarter of a fiscal year, the Restricted Payment made in respect of such fiscal quarter shall not exceed the least of (A) an amount equal to the pro rata share of the Pledgor’s taxable income attributable to the Borrower for the fiscal year ending at the end of such fiscal quarter, (B) an amount equal to the amount, after giving effect to the payment thereof, that will not cause the Borrower

Exhibit 10.21

to have insufficient funds on deposit in the Revenue Account (determined on the date of the payment of such Restricted Payment) to make all payments required to be made in respect of items (i) through (vi) as specified in Section 3.2(c) of the Depositary Agreement through the end of the first full fiscal quarter of the immediately following fiscal year and (C) the amount then on deposit in the Distribution Account and (y) if clause (x) shall not apply, ~~and one full fiscal quarter has ended since the Term Conversion Date,~~ the amount of such Restricted Payment shall not exceed the amount then on deposit in the Distribution Account and the Debt Service Coverage Ratio of the Borrower for the period of the immediately preceding four fiscal quarters most recently ended (or, if less, the number of full fiscal quarters ended following the Term Conversion Date) shall be demonstrated by the Borrower with supporting calculation to be equal to or greater than 1.20 to 1.00.

3. Amendment to Article 9 of the Credit Agreement. Article 9 of the Credit Agreement is hereby amended by adding Section 9.14 as set forth below:

“Section 9.14. Non-Disturbance Agreements. The Administrative Agent and the Collateral Agent, at the request of the Borrower, shall be permitted to enter into a non-disturbance agreement in the form attached hereto as Exhibit N (with such modifications thereto as may be reasonably acceptable to the Administrative Agent and the Collateral Agent) or in such other form that is reasonably satisfactory to the Administrative Agent and the Collateral Agent (a “Non-Disturbance Agreement”) with any party entering into an easement or right of way (or any amendment thereof) that (i) affects all or any portion of the land covered by a Mortgage, (ii) is used for the purpose of facilitating an interconnection with one of the Borrower’s substations or other electric utilities’ substation, or for other business purposes of the Borrower not otherwise prohibited under the Credit Agreement and reasonably satisfactory to the Administrative Agent and the Collateral Agent and (iii) is a Permitted Lien. The Borrower shall deliver to the Administrative Agent and the Collateral Agent a certificate of a Responsible Officer certifying that such Non-Disturbance Agreement satisfies the conditions set forth in clauses (i) through (iii) above. All actual and reasonable, out of pocket costs and expenses of the Administrative Agent and the Collateral Agent in connection with the negotiation, preparation, execution and delivery by the Administrative Agent and the Collateral Agent of any Non-Disturbance Agreement, including, without limitation, reasonable fees and disbursements of counsel and the current fee being assessed by the Administrative Agent and the Collateral Agent in connection therewith, if any, shall be paid by Borrower in accordance with Section 10.5.”

4. Amendment to Exhibits of the Credit Agreement. Exhibits to the Credit Agreement is hereby amended by adding an Exhibit N in the form attached hereto as Appendix A.

5. Representations and Warranties. In order to induce the Administrative Agent and the Required Financing Parties to enter into this Amendment, the Borrower hereby represents and warrants that (i) each of the representations and warranties made by the Borrower in the Financing Documents is true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the

Exhibit 10.21

date hereof, except to the extent such representations and warranties speak as of a particular date and were true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the amendment contemplated herein.

6. Continuing Effect of Financing Documents. Except as expressly set forth herein, this Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Required Financing Parties. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment shall be deemed a Financing Document for purposes of the Credit Agreement.

7. Fees. In accordance with Section 10.5 of the Credit Agreement, the Borrower shall have paid the fees, charges and disbursements of the Administrative Agent’s special counsel in connection with this Amendment.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as the delivery of a manually executed counterpart of this Amendment.

9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Integration. This Amendment and the other Financing Documents represent the agreement of the Borrower, the Administrative Agent and the Required Financing Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent or any Required Financing Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

SHARYLAND PROJECTS, L.L.C., as Borrower

By:	/s/ Greg Wilks
Name: Greg Wilks
Title: Senior Vice President

[Signature Page to Amendment No. 3]

SOCIÉTÉ GÉNÉRALE, as Administrative Agent and Collateral Agent

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

[Signature Page to Amendment No. 3]

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

[Signature Page to Amendment No. 3]

ASSOCIATED BANK, N.A., as Lender

By:	/a/ Jiwon Moon
Name: Jiwon Moon
Title: Senior Vice President

[Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA,
as Co-Syndication Agent and Lender

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Richard Carrell
Name: Richard Carrell
Title: Vice President

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

By:	/s/ Richard Carrell
Name: Richard Carrell
Title: Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Richard Carrell
Name: Richard Carrell
Title: Vice President

[Signature Page to Amendment No. 3]

MIZUHO BANK LTD.

By:	/a/ Brian Caldwell
Name: Brian Caldwell
Title: Senior Vice President

[Signature Page to Amendment No. 3]

THE BANK OF NOVA SCOTIA

By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

[Signature Page to Amendment No. 3]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to Amendment No. 3]

COBANK, ACB

By:	/s/ Lori Kepner
Name: Lori Kepner
Title: Vice President

[Signature Page to Amendment No. 3]

CIBC INC.

By:	/s/ Jonathan J. Kim
Name: Jonathan J. Kim
Title: Authorized Signatory

By:	/s/ Darrel Ho
Name: Darrel Ho
Title: Authorized Signatory

CIBC World Markets Corp.
Authorized Signatory

[Signature Page to Amendment No. 3]

DNB Capital LLC

By:	/s/ Einar Gulstad
Name: Einar Gulstad
Title: Senior Vice President

By:	/s/ Jill Iiski
Name: Jill Iiski
Title: Senior Vice President

[Signature Page to Amendment No. 3]

NATIXIS, NEW YORK BRANCH

By:	/s/ Amit Roy
Name: Amit Roy
Title: Executive Director

By:	/s/ Valerie Du Mars
Name: Valerie Du Mars
Title: Executive Director

[Signature Page to Amendment No. 3]

SANTANDER BANK, N.A.

By:	/s/ Jorge Camina
Name: Jorge Camina
Title: Managing Director

By:	/s/ Alberto Garcia
Name: Alberto Garcia
Title: Vice President

[Signature Page to Amendment No. 3]

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH

By:	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Vice President

[Signature Page to Amendment No. 3]

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Patrick N. Riley
Name: Patrick N. Riley
Title: Vice President

By:	/s/ Angela Ellis
Name: Angela Ellis
Title: Vice President

[Signature Page to Amendment No. 3]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Yann Blindert
Name: Yann Blindert
Title: Director

[Signature Page to Amendment No. 3]

Appendix A

(See Attached)